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Lincoln National Bond Fund, Inc.

The fund is one of the Lincoln National Funds (funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life).
Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own
Prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.

The Prospectus discusses the information about the fund that you ought to know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus
Disclosure following the fund prospectus.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this Prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

Contents

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SUBJECT                                        PAGE
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Summary description of the Fund                 B-2

Investment Strategies                           B-3
Risk of investment Strategies                   B-4
Investment Advisor and Portfolio Manager        B-5
General Prospectus Disclosure -- Important
Additional Information

Prospectus
May 1, 2000

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Summary description
of the fund

The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy. The fund pursues this objective primarily by buying and holding (investing in) a diverse group of domestic fixed income securities (debt obligations). These securities include high-quality investment-grade bonds issued by U.S. corporations, obligations issued or guaranteed by the U.S. Government, and securities backed by mortgages on real estate (mortgage-backed securities). The fund also invests in medium-grade corporate bonds. The fund also invests a small percentage of assets in corporate bonds rated lower than medium-grade (junk bonds) and high-quality U.S. dollar-denominated foreign debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities
(5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years).

The fund's investment strategy is:

- to determine appropriate levels of interest rate risk and credit risk for the fund, based on U.S. and world economic developments, and

- then hold a diverse group of debt obligations that offer the most attractive yields given the anticipated environment.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates and you could lose money (interest rate risk);

- issuers of the debt obligations held by the fund could fail to make interest or principal payments on time, causing the value of those debt obligations -- and, therefore, the value of the fund's shares -- to fall (credit risk);

- the amount of current income generated by the fund will fluctuate with changes in current interest rates, and generally will fall as current interest rates fall;

- the value of the mortgage-backed securities held by the fund -- and therefore, the value of the fund's shares -- may fluctuate with changes in interest rates more widely than the value of investment-grade debt obligations;

- because the fund invests a small amount in junk bonds, the fund involves more risk of loss than that normally associated with a bond fund that invests only in investment-grade debt obligations; and

- because the fund holds a small amount of high-quality dollar-denominated foreign debt obligations, the fund involves more risk of loss from foreign government or political actions than that normally associated with a bond fund that does not invest in foreign debt obligations.

The following information provides some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and

- how the fund's average annual returns for one, five and ten year periods compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS
Year                  Annual Total Return(%)
1990                                   6.64%
1991                                  17.21%
1992                                   7.84%
1993                                  12.26%
1994                                  -4.18%
1995                                  18.95%
1996                                   2.31%
1997                                   9.30%
1998                                   9.56%
1999                                  -3.27%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the first quarter of 1991 at: 9.52%.

The fund's lowest return for a quarter occurred in the first quarter of 1994 at:
(-3.37%).

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Average Annual Total Return
(for periods ended 12/31/99)

                                                   Lehman Brothers
                                                   Government/
                                                   Corporate
Period Back                              Bond      Bond Index*
-----------------------------------------------------------------------
1 year                                   (-3.27)%        (-2.15)%
5 year                                    7.11%           7.61%
10 year                                   7.41%           7.66%

 * The Lehman Brothers Government/Corporate Bond Index is Lehman Brothers' index of U.S. Government and corporate bonds, a widely-recognized unmanaged index of domestic bond prices.

INVESTMENT STRATEGIES

The investment objective of the fund is maximum current income consistent with a prudent investment strategy.

The fund pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over
15 years). (A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation.) The fund will invest primarily in a combination of:

- high-quality investment-grade corporate bonds;

- obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

- mortgage-backed securities.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. (See the General SAI Disclosure for the
11 funds for a description of the credit rating categories of these two entities, and a description of U.S. government obligations.) Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of

- corporate bonds rated lower than medium-grade (junk bonds);

- dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and

- high-quality dollar-denominated debt obligations of foreign corporations.

The fund's investment process centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of the gross domestic product, inflation, unemployment, and other economic statistics, and possible changes in the U.S. credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors the U.S. credit cycle by analyzing economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for the fund.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. (Duration is the change in value of a debt obligation resulting from a 1% change in interest rates.) Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of a credit rating upgrade or

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downgrade, the debt obligation's resale value, and any prepayment options.

The fund expects its annual portfolio turnover rate to be 100% or less in any year. (For example, the fund would have a rate of portfolio turnover of 100%, if the fund replaced all of its investments in one year.) Market conditions could result in a greater degree of market activity and a portfolio turnover rate as high as 150%. High turnover could increase fund expenses. The fund's portfolio turnover rate was 39.11% in 1999 and 51.33% in 1998.

Other strategies

The fund may invest in money market instruments as a temporary defensive strategy. The fund, in doing so, would likely not be pursuing its investment objective. The fund also may hold cash for liquidity purposes while seeking appropriate investments.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks they involve.

Risks of investment strategies

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares held under your contract -- will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund -- and, therefore, the value of the fund's shares -- will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund are junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

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Dollar-denominated foreign debt obligations, even high-quality debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall. (See the General SAI Disclosure for the 11 funds for a more detailed discussion of the risks and costs involved in investing in securities of foreign issuers.)

On January 1, 1999, the European Economic and Monetary Union implemented a common currency for several participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Fund may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

You may consider choosing this fund for investing some portion of your contract assets (1) if you are seeking the possibility of higher current income than what may be offered by other lower risk investment vehicles, such as U.S. treasury notes and money market mutual funds and (2) as long as you are comfortable with the risks associated with investing in the fund, including those risks associated with the fund's small investment in junk bonds and debt obligations of foreign governments and companies.

Investment advisor and portfolio manager

The fund's investment advisor is Lincoln Investment Management. Inc. (Lincoln Investment). You can find information about Lincoln Investment, including its plans to merge into a newly created series of its affiliate, Delaware Management Business Trust, in the General Prospectus Disclosure under "Management of the Funds -- Investment advisor."

David C. Fischer, Vice President of Lincoln Investment, manages the fund.
Mr. Fischer has managed the fund since January 1, 1998, and has been a fixed income portfolio generalist for Lincoln Investment since 1993. From 1988-1993, Mr. Fischer led Lincoln Investment's mortgage-backed and asset-backed trading and portfolio management functions. Mr. Fischer holds a MBA from Indiana University, and is a Chartered Financial Analyst and Certified Public Accountant.

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